Information required in proxy statement.
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.          )

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[ X ] Definitive Proxy Statement
[     ] Definitive Additional Materials
[     ] Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

INDEPENDENCE HOLDING COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INDEPENDENCE HOLDING COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 17, 2005

To the Stockholders of
INDEPENDENCE HOLDING COMPANY:

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of INDEPENDENCE HOLDING COMPANY (the “Company”) will be held on Friday, June 17, 2005 at 9:30 A.M., EDT, at the Hyatt Regency Greenwich, 1800 E. Putnam Avenue, Old Greenwich, Connecticut for the following purposes:

1. To elect seven directors of the Company;

2. To vote upon a proposal to ratify the selection of an independent registered public accounting firm; and

3. To transact such other business as may properly come before the meeting and any adjournment thereof.

       Only stockholders of record at the close of business on April 29, 2005 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders.

       Your attention is directed to the Proxy Statement submitted with this notice. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IN THE EVENT YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE SUCH PROXY AND VOTE SUCH SHARES IN PERSON. No postage need be affixed to the enclosed envelope if mailed in the United States.

By Order of the Board of Directors /s/ David T. Kettig David T. Kettig Secretary

April 29, 2005

INDEPENDENCE HOLDING COMPANY
96 Cummings Point Road
Stamford, CT 06902
203-358-8000

PROXY STATEMENT

       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Independence Holding Company (the “Company”) of Proxies to be used at the Annual Meeting of Stockholders to be held at the Hyatt Regency Greenwich, 1800 E. Putnam Avenue, Old Greenwich, Connecticut on June 17, 2005 at 9:30 A.M., EDT. In addition to solicitation of Proxies by mail, the directors, officers and employees of the Company may solicit Proxies personally, by telephone, telefax or telegram. The expense of all such solicitation, including the cost of preparing, printing and mailing this Proxy Statement, will be borne by the Company. The Company will, upon request, reimburse brokers, banks or other persons for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of the Company's shares. This Proxy Statement and the accompanying Proxy and the Company's Annual Report to Stockholders, which contains financial statements for the year ended December 31, 2004, will first be mailed to stockholders of the Company on or about May 17, 2005.

       If the enclosed form of Proxy is executed and returned, it will be voted as directed by the stockholder. If no contrary instruction is indicated, shares represented by properly executed Proxies in the accompanying form of proxy will be voted by the persons designated in the printed portion thereof (i) FOR the election of the nominees specified therein, and named below to serve as directors for a one-year term and (ii) FOR the ratification of the selection of KPMG LLP (“KPMG”) as the Company's independent registered public accounting firm for the calendar year 2005. Each director must be elected by the affirmative vote of a plurality of the votes cast at the meeting by the holders of shares of Common Stock represented in person or by Proxy. Ratification of KPMG as the Company's independent registered public accounting firm requires the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting. A Proxy may be revoked at any time, insofar as the authority granted thereby has not been exercised at the Annual Meeting of Stockholders, by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. Any stockholder present at the meeting may vote personally on all matters brought before the meeting and, in that event, such stockholder's Proxy will not be used at the meeting by holders of the Proxy.

       Only stockholders of record as of the close of business on April 29, 2005 will be entitled to vote at the meeting. On March 31, 2005, the Company had outstanding and entitled to one vote per share, 13,973,017 shares of Common Stock, par value $1.00 per share (“Common Stock”). An additional 262,049 shares of Common Stock are held in treasury by the Company and are not entitled to vote. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

       Management does not know of any other matters to be brought before the meeting at this time; however, if any other matters are brought before the meeting, the proxy holder shall vote in his discretion with respect to the matter. In the event a stockholder specifies a different choice on the Proxy, such stockholder's shares will be voted or withheld in accordance with the specifications so made. Should any nominee for director named herein become unable or unwilling to accept nomination or election, it is intended that the persons acting under proxy will vote for the election of such other person as the Board of Directors of the Company may recommend unless the number of directors is reduced by the Board of Directors. Each person named as a nominee has consented to their nomination and the Company has no reason to believe that any nominee will be unable or unwilling to serve if elected to office.

PRINCIPAL STOCKHOLDERS

       Listed below are the number of shares of Common Stock beneficially owned, as of March 31, 2005, by the holders of more than 5% of the Common Stock of the Company.

	Common Stock	Percentage of Outstanding Shares Beneficially Owned
Geneve Holdings, Inc.(1) 96 Cummings Point Road Stamford, Connecticut 06902	8,155,611	58.4%

(1)	According to (i) information disclosed in Amendment No. 35 to Schedule 13D dated May 9, 2001 of Geneve Holdings, Inc., a private diversified holding company located at 96 Cummings Point Road, Stamford, Connecticut, (together with its affiliates also referred to herein as “Geneve”) supplemented by (ii) information provided to the Company by Geneve in response to a Company questionnaire, a group consisting of Geneve and certain of its affiliates are the beneficial owners of 8,155,611 shares of Common Stock. Mr. Edward Netter, Chairman and a director of the Company, is an executive officer and a director of Geneve. Mr. Netter and members of his family control Geneve by virtue of his voting interest. Mr. Netter disclaims beneficial ownership as to the shares of Common Stock owned by Geneve.

       To the best knowledge of the Company, Geneve has sole investment and voting power with respect to the shares listed above, and no other person or persons acting in concert own beneficially more than 5% of the Common Stock.

       The following table sets forth for each director of the Company, the Chief Executive Officer, the four other most highly compensated executive officers of the Company who were serving as executive officers at the year ended December 31, 2004 (the “Named Officers”), and for all directors and executive officers of the Company as a group, information regarding beneficial ownership of Common Stock as of March 31, 2005, except for Mr. Standfest which is as of February 2, 2005, the date of his resignation.

Name	Number of Shares		Percent of Class Entitled to Vote
Larry R. Graber	62,769	(1)	*
Teresa A. Herbert	77,643	(2)	*
David T. Kettig	93,911	(3)	*
Allan C. Kirkman	14,850	(4)	*
Steven B. Lapin	84,182		*
Mark A. Musser	45,624	(5)	*
Edward Netter		(6)	—
Robert P. Ross, Jr.	171,325	(7)	1.2%
C. Winfield Swarr	69,660	(8)	*
Roy L. Standfest	16,830		*
James G. Tatum	15,390	(9)	*
Roy T.K. Thung	511,008	(10)	3.6%
All directors and executive officers as a group (15 persons)	1,317,782	(1)(2)(3)(4)(5) (6)(7)(8)(9)(10) (11)	9.1%

(1)	Includes 37,350 shares of Common Stock subject to options granted to Mr. Graber, all of which are exercisable within 60 days after March 31, 2005.

(2)	Includes 39,300 shares of Common Stock subject to options granted to Ms. Herbert, all of which are exercisable within 60 days after March 31, 2005.

(3)	Includes 47,300 shares of Common Stock subject to options granted to Mr. Kettig, all of which are exercisable within 60 days after March 31, 2005.

(4)	Includes 9,900 shares of Common Stock subject to options granted to Mr. Kirkman, all of which are exercisable within 60 days after March 31, 2005.

(5)	Includes 23,650 shares of Common Stock subject to options granted to Mr. Musser, all of which are exercisable within 60 days after March 31, 2005.

(6)	As described in the table relating to Principal Stockholders, Geneve and certain of its affiliates are the beneficial owners of 8,155,611 shares of Common Stock, which represents 58.4% of the outstanding Common Stock as of March 31, 2005. Mr. Edward Netter, Chairman and a director of the Company, is an executive officer and a director of Geneve. Mr. Netter and members of his family control Geneve by virtue of his voting interest. Mr. Netter disclaims beneficial ownership as to the shares of Common Stock owned by Geneve.

(7)	Includes 1,787 shares of Common Stock owned by Mr. Ross' wife, 163,800 shares owned by Starboard Partners, L.P., a limited partnership managed by an entity controlled by Mr. Ross, and 4,950 shares of Common Stock subject to options granted to Mr. Ross, all of which are exercisable within 60 days after March 31, 2005. Mr. Ross disclaims beneficial ownership of the shares owned by his wife and Starboard Partners, L.P.

(8)	Includes 39,600 shares of Common Stock subject to options granted to Mr. Swarr, all of which are exercisable within 60 days after March 31, 2005.

(footnotes continued on next page)

(footnotes continued from previous page)

(9)	Includes 1,260 shares owned by Mr. Tatum's wife, as to which shares Mr. Tatum disclaims beneficial ownership, and 2,970 shares of Common Stock subject to options granted to Mr. Tatum, all of which are exercisable within 60 days after March 31, 2005.

(10)	Includes 310,170 shares of Common Stock subject to options granted to Mr. Thung, all of which are exercisable within 60 days after March 31, 2005.

(11)	Includes 113,600 shares of Common Stock subject to options granted to two executive officers, all of which are exercisable within 60 days after March 31, 2005.

*	Represents less than 1% of the outstanding Common Stock.

PROPOSAL 1
NOMINEES FOR ELECTION AS DIRECTORS

       Seven directors will be elected at the meeting, each to hold office until the next Annual Meeting of Stockholders and until such director's successor shall be elected and shall qualify.

       It is intended that shares represented by Proxies will be voted for the election of the nominees named below. If, at the time of the meeting, any of the nominees should be unwilling or unable to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute or substitutes, as the Board of Directors recommends. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve as a director.

       The persons named below have been nominated for election as directors. All of such nominees presently serve as directors of the Company.

LARRY R. GRABER, age 55
Director

       Since January 2000, director of the Company; since April 1996, a director and President of Madison National Life Insurance Company, Inc., a wholly-owned subsidiary of the Company with principal offices in Middleton, Wisconsin (“Madison Life”); since April 1996, a director and President of Southern Life and Health Insurance Company, an insurance company with principal offices in Homewood, Alabama, which is a subsidiary of Geneve; for more than the past five years, a director of Standard Security Life Insurance Company of New York, a wholly-owned subsidiary of the Company located in New York, New York (“Standard Security”).

ALLAN C. KIRKMAN, age 61
Director

       Since December 1980, director of the Company; for more than the past five years, Executive Vice President of Mellon Bank, N.A., a national bank with principal offices in Pittsburgh, Pennsylvania.

STEVEN B. LAPIN, age 59
Vice Chairman
Director

       Since July 1991, director of the Company; since July 1999, Vice Chairman of the Company; for more than five years prior to July 1999, President and Chief Operating Officer of the Company; for more than the past five years, President and Chief Operating Officer and a director of Geneve; since January 1998, a director of The Aristotle Corporation, a publicly held company with its principal executive offices in Stamford, Connecticut which is a leading manufacturer and global distributor of educational, health and agricultural products and is affiliated with the Company (“Aristotle”).

EDWARD NETTER, age 72
Chairman
Director

       Since December 1980, director of the Company; since August 1997, Chairman of the Compensation Committee; for more than the past five years, Chairman of the Company; for more than five years prior to January 2000, Chief Executive Officer of the Company; from December 1990 to November 1993, President of the Company; for more than the past five years, Chairman, Chief Executive Officer and director of Geneve; since January 1998, a director of Aristotle; since July 2002, a director of American Independence Corp., a holding company with principal offices in New York, New York which, through subsidiaries, is in the insurance and reinsurance business and is affiliated with the Company (“AMIC”).

ROBERT P. ROSS, JR., age 62
Director

       Since April 2000, director of the Company; for more than the past five years, President of Starboard Capital Partners, located in Houston, Texas, an unregistered investment advisor and general partner of Starboard Partners, L.P., a hedge fund for high net worth individuals and corporate clients; for more than the past five years, a director of Standard Security.

JAMES G. TATUM, C.F.A., age 63
Director

       Since April 2000, director of the Company; since June 2002, chairman of the Audit Committee; since June 2002, a director of Aristotle; for more than the past five years, registered investment advisor, located in Birmingham, Alabama, managing funds for individual, corporate and trust clients; Chartered Financial Analyst for more than twenty-five years.

ROY T.K. THUNG, age 61
Chief Executive Officer, President and Director

       Since December 1990, director of the Company; since January 2000, Chief Executive Officer of the Company; since July 1999, President of the Company; for more than five years prior to July 1999, Executive Vice President and Chief Financial Officer of the Company; from May 1990 to November 1993, Senior Vice President, Chief Financial Officer and Treasurer of the Company; for more than the past five years, Executive Vice President of Geneve; since June 2002, a director of Aristotle;

since July 2002, a director of AMIC; since November 2002, Chief Executive Officer and President of AMIC.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

BOARD OF DIRECTORS AND COMMITTEES AND NOMINATION PROCESS

       The Company's Board of Directors held five meetings in 2004. Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served.

       Directors are elected annually and serve until their successors are duly elected and qualified. Officers serve at the discretion of the Board of Directors.

       The Company qualifies as a “controlled company” as defined in Section 303A.00 of the New York Stock Exchange (“NYSE”) Listing Standards because more than 50% of the Company's voting power is held by Geneve. Please see “Principal Stockholders” above. Therefore, the Company is not subject to the requirements of Section 303A.00 that would otherwise require the Company to have (i) a majority of independent directors on the Board of Directors; (ii) compensation of the Company's executive officers determined by a compensation committee comprised solely of independent directors; and (iii) director nominees selected, or recommended for the Board of Director's selection, by a nominating committee comprised solely of independent directors.

       In light of Geneve's voting power, the Board of Directors has determined that the Board of Directors, rather than a nominating committee, is the most appropriate body for identifying director candidates and selecting nominees to be presented at the annual meeting of stockholders. In nominating candidates, the Board of Directors seeks candidates with outstanding business experience who will bring such experience to the management and direction of the Company. The Board of Directors has further determined that no policy with respect to consideration of candidates recommended by security holders would be appropriate.

Meetings and Committees of the Board of Directors

       The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee.

       Executive Committee. The Executive Committee, which has all powers and authority of the Board of Directors with respect to the management of the business and affairs of the Company, currently consists of Messrs. Kirkman, Netter and Thung. The Executive Committee did not meet in 2004.

       Compensation Committee. The principal functions of the Compensation Committee are to review and approve the compensation of the Company's executive officers and the Company's Chief Executive Officer, and to administer the Company's 1988 Stock Incentive Plan (“1988 Stock Plan”) and 2003 Stock Incentive Plan, as amended (“2003 Stock Plan”).

       Messrs. Kirkman, Netter and Tatum are the current members of the Compensation Committee. The Compensation Committee met twice in 2004.

       Audit Committee. The Audit Committee operates under an Audit Committee Charter adopted by the Board of Directors, which was amended in March 2005 to conform to NYSE rules. The amended charter is attached to this proxy statement as Appendix A. The principal functions of the Audit Committee are to: (i) select an independent registered public accounting firm; (ii) review and approve management's plan for engaging the Company's independent registered public accounting firm during the year to perform non-audit services and consider what effect these services will have on the independence of the Company's independent registered public accounting firm; (iii) review the Company's annual financial statements and other financial reports which require approval by the Board of Directors; (iv) oversee the integrity of the Company's financial statements, the Company's systems of disclosure controls and internal controls over financial reporting and the Company's compliance with legal and regulatory requirements; (v) review the scope of the Company's independent registered public accounting firm's audit plans and the results of their audit; and (vi) evaluate the performance of the Company's internal audit function and independent registered public accounting firm.

       The Audit Committee met eight times during 2004. The current members of the Audit Committee are Messrs. Kirkman, Ross and Tatum. Each of these individuals meets the independence requirements of the NYSE and applicable Securities and Exchange Commission (“SEC”) rules and regulations. The Audit Committee and the Board of Directors have determined that each member of the Audit Committee is financially literate and that Mr. Tatum qualifies as an “audit committee financial expert” as defined by applicable SEC rules.

Stockholder Communication with our Board of Directors

       The Company provides an informal process for stockholders to send communications to the Company's Board of Directors. Stockholders who wish to contact the Board of Directors or any of its members may do so by writing to Independence Holding Company, Attn: Board of Directors, 96 Cummings Point Road, Stamford, Connecticut 06902. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. Correspondence directed to an individual member of the Board of Directors is referred to that member. Correspondence not directed to a particular member of the Board of Directors is referred to the Company's General Counsel, Mr. Kettig.

       All of the members of the Board of Directors are encouraged to attend the Company's annual meetings of stockholders. All of the Company's directors were in attendance at the Company's 2004 Annual Meeting.

COMPENSATION OF DIRECTORS

       As of January 1, 2005, each of the three independent members of the Board of Directors, Messrs. Kirkman, Ross and Tatum, is entitled to an annual retainer of $25,000. In addition to the retainer, the independent members of the Board of Directors receive $400 for each Board or committee meeting attended, and an additional $5,000 for serving as the Chairman of a Committee.

       Pursuant to the 2003 Plan, as amended in April 2005, non-employee directors receive an automatic grant of 750 shares of restricted stock at the first meeting of the Board of Directors following each Annual Meeting of Stockholders of the Company, which vest ratably over three years after the date of the grant, assuming uninterrupted service on the Board of Directors. Prior to amending the 2003 Plan, non-employee directors were granted non-qualified options to purchase 990 shares of Common Stock. The grant of options was eliminated as a result of the amendment of the 2003 Plan. Outstanding options granted at the 2004 Board of Directors meeting following the 2004 Annual Meeting of Stockholders fully vested on December 18, 2004, and have an exercise price of $16.22 per share.

       In addition to Messrs. Lapin, Netter and Thung, listed above, who also serve as directors of the Company, set forth below are each executive officer's name, age, all positions and offices held with the Company, principal occupations and business experience during the past five years. Officers are elected by the Board of Directors, each to serve until his or her successor is elected and has qualified, or until his or her earlier resignation, removal from office or death.

EXECUTIVE OFFICERS

TERESA A. HERBERT, age 43
Senior Vice President and Chief Financial Officer

       Since March 2005, Senior Vice President; since July 1999, Vice President and Chief Financial Officer of the Company; for more than five years prior to July 1999, Vice President and Controller of the Company; since March 2001, Vice President of Geneve; since November 2002, Vice President and Chief Financial Officer of AMIC.

DAVID T. KETTIG, age 46
Senior Vice President, Chief Legal Officer and Secretary

       Since March 2005, Senior Vice President and Chief Legal Officer; since April 2004, Chief Administrative Officer of the Company; for more than the past five years, Vice President—Legal and Secretary of the Company; for more than the past five years, Senior Vice President and Chief Administrative Officer of Standard Security; since November 2002, Chief Operating Officer of AMIC and Independence American Insurance Company, a wholly-owned subsidiary of AMIC located in New York, New York (“Independence American”); since September 2001, a director of Independence American.

ALEX GIORDANO, age 62
Vice President and Chief Marketing Officer

       Since February 2000, Vice President and Chief Marketing Officer of the Company; for more than the past five years, Executive Vice President, Chief Marketing Officer and a director of Standard Security; for more than the past five years, President and a director of Independence American.

PAUL R. JANERICO, age 38
Vice President—Internal Audit

       Since April 2004, Vice President of the Company and Vice President of AMIC; from June 1996 to March 2004, Assistant Vice President of General Reinsurance (“Gen Re”), a reinsurance company with principal offices in Stamford, Connecticut, including more than five years as Global Financial Audit Manager.

MARK A. MUSSER, age 49
Vice President—Strategic Business Development

       Since November 2004, Vice President—Strategic Business Development of the Company; since July 2004, Senior Vice President—Strategic Business Development and Chief Marketing Officer of Madison National; for more than five years prior to July 2004, Senior Vice President—Finance & Administration and Chief Financial Officer of Madison National.

BRIAN R. SCHLIER, age 50
Vice President—Taxation

       For more than the past five years, Vice President—Taxation of the Company; since March 2005, Senior Vice President—Taxation of Geneve; for more than five years prior to March 2005, Director of Taxation of Geneve; since November 2002, Vice President—Taxation of AMIC; since January 2003, Vice President—Taxation of Aristotle.

HENRY B. SPENCER, age 65
Vice President—Investments

       Since March 2005, Vice President—Investments of the Company; since March 2005, Vice President—Investments of Geneve; since March 2005, Vice President—Investments of AMIC; for more than the past five years, Chief Investment Officer of Head Asset Management, an investment advisory affiliate of Head & Co., merchant bankers in the insurance industry, located in New York, New York; for eleven years prior thereto, Senior Vice President—Investments for Guardian Life Insurance Company, located in New York, New York.

C. WINFIELD SWARR, age 64
Vice President and Chief Underwriting Officer

       Since August 2000, Vice President and Chief Underwriting Officer of the Company; since August 2000, Senior Vice President and Chief Underwriting Officer of Standard Security; for more than five years prior to August 2000, Vice President and Accident and Health Underwriting Officer of General Re.

EXECUTIVE COMPENSATION

Summary Compensation Table

       The following table sets forth the compensation awarded to, earned by or paid to the Named Officers for services rendered in all capacities during the last three fiscal years.

Long Term Compensation
		Annual Compensation			Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation(1) ($)
Roy T.K. Thung Chief Executive Officer & President	2004 2003 2002	333,845 345,222 286,266	370,500 380,000 400,000	— — —	— — —	180,000 187,110 —	— — —	200,349 184,369 61,976
Teresa A. Herbert Senior Vice President & Chief Financial Officer	2004 2003 2002	153,328 146,530 129,608	120,500 93,750 67,500	— — —	— — —	18,000 44,500 18,450	— — 98,369	5,252 4,070 3,164
David T. Kettig Senior Vice President & Chief Legal Officer	2004 2003 2002	224,250 221,406 188,250	147,750 217,750 250,000	— — —	— — —	18,000 44,550 18,450	— — —	6,794 7,185 6,015
Roy L. Standfest Senior Vice President—Investments	2004 2003 2002	164,332 164,332 151,437	185,304 147,283 123,770	— — —	— — —	— — —	— — —	845 845 792
C. Winfield Swarr Vice President & Chief Underwriting Officer	2004 2003 2002	180,656 177,800 177,800	65,000 78,239 114,240	— — —	— — —	— — 9,000	— — —	6,894 7,412 7,333

(1)	Amounts shown for 2002, 2003 and 2004 for the Named Officers include the dollar value of premiums paid for term life insurance and automobile allowances. In addition, amounts shown for Mr. Thung include amounts accrued during 2002, 2003, and 2004 under a Retirement Benefit Agreement with the Company (described below under the heading “Retirement Benefit Agreement”). The amounts shown for Messrs. Kettig and Swarr include profit-sharing contributions by Standard Security to their 401(k) accounts of (i) $4,478, $5,500, and $4,767, respectively, in 2002, 2003, and 2004 for Mr. Kettig; and (ii) $5,569, $5,569 and $5,272, respectively, in 2002, 2003 and 2004 for Mr. Swarr. Certain of the Named Officers also received compensation and benefits during 2002, 2003, and 2004 from Geneve and/or its affiliates (other than the Company) for services rendered to such companies, which amounts are not included in this table. A portion of the salaries of certain of the Named Officers in 2003 and 2004 was allocated to AMIC pursuant to a Service Agreement between the Company and AMIC.

Option/SAR Grants in Last Fiscal Year

       The following table sets forth certain information concerning grants of stock options to the Named Officers who received grants during 2004.

Individual Grants					Grant Date Value
(a)	(b)	(c)	(d)	(e)	(f)
Name	Number of Securities Underlying Options/SARs Granted(#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value$(1)
Roy T.K. Thung	180,000	71.4%	20.89	5/6/09	921,600
Teresa A. Herbert	18,000	7.1%	20.89	5/6/09	92,160
David T. Kettig	18,000	7.1%	20.89	5/6/09	92,160

(1)	Present value determinations were made using the Black-Scholes model of theoretical options pricing, and were based on the following assumptions: (A) expected volatility is based on a five year period, calculated weekly, preceding the date of grant; (B) the risk-free rate of return is based on the five year U.S. Treasury Note yield to maturity as at the date of grant; (C) dividend yield assumes that the current dividend rate paid on the Common Stock continues unchanged until the expiration date of the options; and (D) a three-year phased-in vesting period that averages two years. The actual value a Named Officer receives is dependent on future stock market conditions, and there can be no assurance that the amounts reflected in column (f) of the Option/SAR Grants Table will actually be realized. No gain would be realized by a Named Officer without appreciation in the market value of the Common Stock, which would benefit all stockholders commensurately.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

       The following table sets forth certain information concerning stock options and SARs of the Named Officers who had options or SARs at December 31, 2004.

(a)	(b)	(c)	(d)	(e)
Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options/SARs at FY-End(#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at FY-End($) Exercisable/ Unexercisable
Roy T.K. Thung	256,410	3,833,528	224,370/304,740	2,250,136/897,392
Teresa A. Herbert	—	—	27,150/53,850	216,428/265,698
David T. Kettig	—	—	45,150/53,850	416,588/265,698
Roy L. Standfest	44,500	583,840	0/0	0/0
C. Winfield Swarr	9,000	85,475	36,600/3,000	401,670/27,180

Equity Compensation Plan Information

       The following table gives information about the Company's common stock that may be issued upon exercise of options under the Company's equity compensation plans existing as of December 31, 2004.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a)
Equity compensation plans approved by security holders	1,184,232	11.31	134,640

Retirement Benefit Agreement

       In 1991, the Company entered into a retirement benefit agreement with Mr. Thung, which was amended in December 2002, pursuant to which he is entitled to receive cash payments, based upon his salary, at such time as he retires or otherwise terminates his employment with the Company. Such payments are fully vested. Assuming that his employment with the Company had terminated on December 31, 2004, Mr. Thung would have been entitled to receive $1,089,549 which amount increases each year he remains employed by the Company until he attains age 62. Of such amount, $187,362 was accrued in 2004.

REPORT OF THE AUDIT COMMITTEE

       The Audit Committee of the Board of Directors is comprised of directors who meet the NYSE standards for independence. The Audit Committee assists the Board in oversight of the financial reporting process, including the effectiveness of internal accounting and financial controls and procedures, and controls over the accounting, auditing and quality of financial reporting practices of the Company. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in March 2005 in order to comply with NYSE rules. A copy of the Audit Committee's revised charter is attached to this proxy statement as Appendix A.

       Management of the Company has primary responsibility for the financial reporting process, the preparation of financial statements in conformity with U.S. generally accepted accounting principles, the system of internal controls and the establishment of procedures designed to insure compliance with accounting standards and applicable laws and regulations. KPMG is responsible for auditing the Company's financial statements and internal control over financial reporting. The Audit Committee's responsibility is to monitor and review these processes and procedures. Audit Committee members are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent investigation or verification, on the information provided to it, including the representations of management that the financial statements have been prepared with integrity and objectivity, and the representations of management and the opinion of KPMG that such financial statements are fairly presented, in all material respects, in conformity with U.S. generally accepted accounting principles.

       During 2004, management completed the documentation, testing and evaluation of the Company's system of internal control over financial reporting in response to the requirements set forth in Section

404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and KPMG at each regularly scheduled Audit Committee meeting. At the conclusion of the process, management discussed with the Audit Committee the effectiveness of the Company's internal control over financial reporting. The Audit Committee also reviewed the Report of Management on Internal Control over Financial Reporting contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 prior to filing such report with the Securities and Exchange Commission (“SEC”), as well as KPMG's Reports of Independent Registered Public Accounting Firm (also included in the Company's Annual Report on Form 10-K). KPMG's reports related to the audit of (i) the Company's consolidated financial statements, (ii) management's assessment of the effectiveness of internal control over financial reporting and (iii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee the Company's efforts related to its internal control over financial reporting and management's preparations for the evaluation in 2005.

       The Audit Committee met with management periodically during the year to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company's independent registered public accounting firm and with appropriate company financial and internal audit personnel. The Audit Committee also discussed with the Company's senior management the process used for certifications by the Company's chief executive officer and chief financial officer which are required for certain filings with the Securities and Exchange Commission.

       The Audit Committee appointed KPMG as the independent registered public accounting firm for the Company after reviewing the firm's performance and independence from management.

       The Audit Committee reviewed with management and KPMG, the Company's audited financial statements and met separately with both management and KPMG to discuss and review those financial statements and reports prior to issuance. Management has represented to the Audit Committee that the financial statements were prepared in conformity with U.S. generally accepted accounting principles. KPMG's report states the firm's opinion that such financial statements are fairly presented, in all material respects, in conformity with U.S. generally accepted accounting principles.

       The Audit Committee received from and discussed with KPMG the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee also discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) to the extent applicable. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by KPMG, and discussed with KPMG its independence.

       Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Members of the Audit Committee of the Board of Directors:

      ALLAN C. KIRKMAN          JAMES G. TATUM, Chairman          ROBERT P. ROSS, JR.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

       Management's recommendations as to the form and level of compensation of the Company's executive officers are subject to the approval of the Compensation Committee of the Board of Directors. The Committee has not retained a compensation consultant.

       The Company's compensation policies seek to attract and retain key executives necessary to the long-term success of the Company, to align compensation with both annual and long-term strategic plans and goals and to reward performance in the continued growth and success of the Company and in the enhancement of shareholder values. In furtherance of these goals, the Company has employed a combination of annual base salaries, which are set at levels which management believes to be competitive with industry and regional pay practices and economic conditions, and annual and longer term incentive compensation, including options to purchase Common Stock.

       Management recommended to the Compensation Committee a bonus pool for the Company's employees (including the executive officers) based on the Company's performance in 2004 (including management's accomplishments in diversifying into new lines of business and enhancing the insurance group's distribution network while improving its profitability, and strategically planning the direction of the Company). The amount of the 2004 bonus pool was approved by the independent members of the Committee. Bonus amounts paid to employees (other than the Chief Executive Officer) are determined by management. Specifically regarding the chief executive officer, Roy T.K. Thung, base salary has been determined by considering Company and individual performance. Mr. Thung's annual bonus payments are subject to approval by the independent members of the Compensation Committee.

       Section 162(m) of the United States Internal Revenue Code of 1986, as amended, may limit the Company's ability to deduct for United States federal income tax purposes, compensation in excess of $1,000,000 paid to the Company's Chief Executive Officer and its four other highest-paid executive officers in any one fiscal year. No executive officer of the Company received any such compensation in excess of this limit during 2004.

Members of the Compensation Committee of the Board of Directors:

      JAMES G. TATUM          EDWARD NETTER, Chairman           ALLAN C. KIRKMAN

PERFORMANCE GRAPH

       Set forth below is a line graph comparing the five year cumulative total return of the Common Stock with that of the Nasdaq Stock Market (US), the Nasdaq Stock Market Insurance, the S&P Smallcap Life & Health Insurance and the Russell 2000.

Comparison of Five Year Cumulative Total Return*
Among Independence Holding Company, Nasdaq Stock Market (U.S.), Nasdaq Insurance Stocks,
S&P Smallcap Life & Health Insurance and Russell 2000**

$350

$300

$250

$200

$150

$100

$50

$0

1999

2000

2001

2002

2003

2004

$60

$45

$26

$39

$41

$88

$99

$79

$116

$138

$97

$129

$118

$119

$111

$130

$191

$129

$130

$154

$220

$324

$233

$207

$173

INDEPENDENCE
HOLDING COMPANY

NASDAQ STOCK
MARKET (U.S) INDEX

RUSSELL 2000

NASDAQ INSURANCE
STOCKS

S&P SMALLCAP LIFE &
HELTH INSURANCE

*	Assumes that dividends were reinvested and is based on a $100 investment on December 31, 1999.
**	On July 15, 2004, the Company moved the listing of its Common Stock from NASDAQ to the NYSE. Beginning with this Proxy Statement, the Company intends to use the Russell 2000 index as the required broad-based index and the S&P Smallcap Life & Health Insurance index as the required published industry index. The Nasdaq Stock Market (U.S.) index and the Nasdaq Insurance Stocks index are included in this Proxy Statement for purposes of comparison.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       The Company and Geneve operate under cost-sharing arrangements pursuant to which certain items are allocated between the companies. During 2004, the Company paid to Geneve or accrued for payment thereto approximately $176,939 under such arrangements, and paid or accrued approximately an additional $58,661 for the first quarter of 2005. Geneve also provides the Company the use of office space as its corporate headquarters for annual consideration of $141,215 in 2004. In addition, certain directors, officers and/or employees of the Company or its subsidiaries, who are also directors, officers and/or employees of Geneve, received compensation and benefits from Geneve for services rendered thereto since January 1, 2004. The foregoing is subject to the approval of the Audit Committee of the

Board of Directors at least annually, and management of the Company believes that the terms thereof are no less favorable than could be obtained by the Company from unrelated parties on an arm's length basis.

       At December 31, 2004, the Company had invested $10.1 million in Dolphin Limited Partnership-A (“DLP-A”), and $4.6 million in Dolphin Domestic Fund II L.P. (“DDF II”) as limited partners. During the first quarter of 2005, the general partner of Dolphin Domestic Fund II L.P. liquidated the net assets of this partnership, and made a 90% distribution to the Company of its capital account balance. Mr. Donald Netter is the Chairman, Chief Executive Officer, and the indirect principal owner of the managing member of the general partner of DLP-A. He is also the Co-Chairman and Co-Chief Executive Officer of the managing member of DDF II. Mr. Donald Netter is the son of Mr. Edward Netter. Pursuant to the partnership agreements, all limited partners are charged quarterly management fees, an annual performance-based incentive allocation and other defined expenses, all of which the Company believes to be comparable to other similar investment management vehicles with which it is familiar.

       For the year ended December 31, 2004, Independence American assumed premiums of $49,082,000, under reinsurance agreements with Standard Security and Madison Life.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       The Audit Committee of the Board of Directors has selected KPMG as the independent registered public accounting firm of the Company for the year 2005. It is anticipated that representatives of KPMG, who also served as the Company's independent registered public accounting firm for 2004, will be present at the 2005 Annual Meeting of Stockholders and will have an opportunity to make a statement if they so desire and to answer any appropriate questions.

       The following table presents aggregate fees for professional services billed to the Company for the years ended December 31, 2004 and 2003 by KPMG:

Category	2004	2003
Audit fees(1)	$1,677,000	$815,300
Audit-related fees(2)	194,000	—
Tax fees(3)	75,000	57,600
All other fees	—	—

	$1,946,000	$872,900

(1)	Audit fees consist of fees billed to the Company by KPMG for the audit of the Company's financial statements filed with the Company's Annual Report on Form 10-K; audit of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002; review of the financial statements included in the Company's Quarterly Reports on Form 10-Q; and other services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. The increase in audit fees in 2004 was principally attributable to the new requirement for an audit of internal control over financial reporting.

(footnotes continued on next page)

(footnotes continued from previous page)

(2)	Audit-related fees consist of fees billed to the Company by KPMG for internal control documentation assistance services.

(3)	Tax fees consist of fees billed to the Company by KPMG for tax compliance, tax advice and tax planning services.

       The Audit Committee has adopted policies and procedures to pre-approve all audit and permitted non-audit services performed by our independent registered public accounting firm.

       Applicable SEC rules and regulations permit waiver of the pre-approval requirements for services other than audit, review or attest services if certain conditions are met. None of the services characterized above as “Audit-related”, “Tax” and “All other” were billed pursuant to these provisions in fiscal 2004 without pre-approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

CORPORATE GOVERNANCE

       Code of Ethics. The Company has adopted a Code of Ethics which applies to the Company's President and Chief Operating Officer, Chief Financial Officer, principal accounting officers or controller and other Company employees performing similar functions (the “Code of Ethics”). The Company's Code of Ethics can be found on the Company's website at www.independenceholding.com. The Board of Directors does not anticipate modifying the Code of Ethics or granting any waivers thereto.

       Code of Conduct. The Company has adopted a Corporate Code of Business Conduct and Ethics which applies to all employees, officers and directors of the Company and its subsidiaries and affiliates (the “Code of Conduct”). The Code of Conduct can be found on the Company's website at www.independenceholding.com. The Board of Directors does not anticipate modifying the Code of Conduct or granting any waivers thereto.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Common Stock, to file with the SEC and any national securities exchange on which these securities are registered, initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock or other equity securities of the Company. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all §16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all §16(a) filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were timely filed for the fiscal year ended December 31, 2004.

STOCKHOLDER PROPOSALS

       Any proposal which a stockholder intends to present at the Annual Meeting of Stockholders to be held in 2006 must be received at the Company's principal executive office not later than December 31, 2005 in order to be includable in the proxy material for such meeting.

OTHER MATTERS

       As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the meeting. As to any business which would properly come before the meeting, the Proxies confer discretionary authority in the persons named therein and those persons will vote or act in accordance with their best judgment with respect thereto.

By Order of the Board of Directors

/s/ David T. Kettig DAVID T. KETTIG Secretary

April 29, 2005

APPENDIX A

INDEPENDENCE HOLDING COMPANY
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

PURPOSE

       The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling its responsibility to oversee the quality and integrity of the Company's financial reporting and the audits of the financial statements of the Company. The Committee's purpose is to:

•	Assist the Board's oversight of:

•	The integrity of the Company's financial statements and internal controls;

•	The Company's compliance with legal and regulatory requirements;

•	The Company's overall risk management profile;

•	The qualifications and independence of the Company's independent registered public accounting firm; and

•	The performance of the Company's internal audit function and independent registered public accounting firm.

       • Prepare the report of the Committee required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company's annual meeting proxy statement.

MEMBERSHIP

       The Committee shall be comprised of not less than three members of the Board. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. Unless a chairman of the Committee is appointed by the Board, the members of the Committee shall designate a chairperson of the Committee. All members of the Committee shall meet the independence criteria and have the qualifications set forth in the listing standards of the New York Stock Exchange (the “NYSE”) and Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

       Accordingly, all of the members of the Committee shall be directors:

•	Who do not accept any direct or indirect consulting, advisory or compensatory fee from the Company other than for board service or in respect of retirement or deferred compensation for prior service, who are not “affiliated persons” within the meaning of Rule 10A-3 under the Exchange Act and who otherwise satisfy the independence criteria set forth in the NYSE listing standards; and

•	Who are financially literate (i.e. have the ability to read and understand fundamental financial statements as determined by the Board).

       At least one member of the Committee shall qualify as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-K under the Exchange Act (which the Board may presume satisfies the NYSE listing standard that one member have accounting or related financial management expertise).

       Committee members shall not serve simultaneously on the audit committee of more than three other companies, unless the Board determines that such service will not impair the member's ability to serve on the Committee.

DUTIES AND RESPONSIBILITIES

       The Committee's responsibility is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the independent registered public accounting firm is responsible for auditing those financial statements.

       To carry out its oversight responsibility, the Committee shall undertake the activities set forth below. These activities are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

Independent Registered Public Accounting Firm and Audit Process

•	The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to appoint, retain (or nominate for shareholder ratification), oversee, evaluate and, where appropriate, replace the independent registered public accounting firm.

•	The independent registered public accounting firm shall report directly to the Committee.

•	The Committee shall evaluate at least annually the experience, qualifications and performance of the lead partner and the senior members of the independent registered public accounting firm's engagement team.

•	The Committee shall review and approve the scope of the audit services outlined in the independent registered public accounting firm's annual engagement letter.

•	The Committee shall review the scope of the annual audit outlined by the independent registered public accounting firm and their proposed audit plan and procedures.

•	The Committee shall review with the independent registered public accounting firm any problems, difficulties or disputes the firm may have encountered in the course of the audit work or otherwise and any management letter provided by such firm and the Company's response to that letter.

•	At least annually, receive and review a report by the independent registered public accounting firm describing:

•	the independent registered public accounting firm's internal quality-control procedures;

•	any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm; and

•	any steps taken to deal with any such issues.

•	The Committee shall review any report of the independent registered public accounting firm under Section 10A(k) of the Exchange Act relating to:

•	Critical accounting policies and practices to be used;

•	Alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosure and treatments and the treatment preferred by the independent registered public accounting firm; and

•	Other material written communications between the independent registered public accounting firm and management, such as a management letter or schedule of unadjusted differences.

•	The Committee shall:

•	Request from the independent registered public accounting firm annually a formal written statement delineating all relationships between such firm and the Company consistent with Independence Standards Board Standard Number 1;

•	Discuss with the independent registered public accounting firm any such disclosed relationships and their impact on the independent registered public accounting firm's independence;

•	Pre-approve all audit services and permissible non-audit services to be provided by the independent registered public accounting firm in accordance with policies adopted by the Committee;

•	Ensure that the independent registered public accounting firm does not perform any non-audit services that are prohibited by law or regulation;

•	Establish clear hiring policies for employees or former employees of the independent registered public accounting firm; and

•	Ensure the rotation of the independent registered public accounting firm's lead and concurring audit partners every five years and other audit partners every seven years.

Financial Statements

•	The Committee shall discuss with management and the independent registered public accounting firm the annual audited financial statements to be included in the Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and the quarterly financial statements to be included in the Quarterly Reports on Form 10-Q, including the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as well as the disclosures contained under “Management's Discussion and Analysis of Financial Condition and Results of Operations” prior to the Company's filing of the Form 10-K and Form 10-Q reports. The Committee shall determine whether to recommend inclusion of these financial statements in these SEC periodic reports.

•	The Committee shall review earnings press releases, financial information and earnings guidance provided to analysts and rating agencies. The discussions need not occur in advance of each release or provision of guidance.

•	The Committee shall consider major changes and other major questions of choice respecting the appropriate accounting principles, estimates and practices to be applied in the preparation of the Company's financial statements.

•	The Committee shall review material pending legal proceedings involving the Company and consider other contingent liabilities, as well as other risks and exposures, that may have a material impact on the financial statements.

•	The Committee shall review with management and consider major changes in the Company's policies with respect to risk assessment and risk management.

•	The Committee shall review with management and the independent registered public accounting firm the financial statement effects of pending regulatory and accounting initiatives.

•	The Committee shall review the impact of off-balance sheet structures on the Company's financial statements.

•	The Committee shall review any significant disputes between management and the independent registered public accounting firm that arose in connection with the preparation of the Company's financial statements.

Internal Controls

•	The Committee shall consider the quality and adequacy of the Company's internal controls.

•	The Committee shall review the adequacy of the Company's internal audit function and shall approve the engagement of any outsourced consultant or service provider.

•	The Committee shall review with the CEO and CFO the content of the certifications to be included in Form 10-K and 10-Q reports and certification process and related disclosures regarding disclosure controls and procedures and internal controls over financial reporting.

•	The Committee shall obtain reports from management, internal auditors and the independent registered public accounting firm concerning the Company's compliance with applicable laws and regulations and compliance by directors, officers and employees with the Company's Code of Business Conduct and Ethics and the Committee shall advise the Board with respect to policies and procedures relating to such compliance matters.

•	The Committee shall have the responsibility to establish procedures as required by Section 10A(m)(4) of the Exchange Act for:

•	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

•	the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	The Committee shall review all related party transactions.

       The Committee shall report regularly to the Board and shall review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent registered public accounting firm and the performance of the internal auditors.

MEETINGS

       The Committee shall meet as often as deemed necessary or appropriate in its judgment, generally at least four times each year, either in person or by phone. Any member of the Committee may call meetings of the Committee. The Committee shall meet with the independent registered public accounting firm at least quarterly. The Committee shall meet on occasion with the independent registered public accounting firm and internal audit staff outside the presence of senior management. The Committee shall report its recommendations to the Board after each Committee meeting.

PROCEDURES

       In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee shall have the authority and sufficient funding to retain outside legal counsel, accountants or other experts as it determines necessary and appropriate to assist the Committee in carrying out its functions, without obtaining the approval of the Board or management.

PERFORMANCE EVALUATION

       The Committee shall prepare and provide to the Board an annual performance evaluation of the Committee, including an assessment of the performance of the Committee based on the duties and responsibilities set forth in this charter and such other matters as the Committee may determine. The evaluation to the Board may take the form of an oral report by the Committee chairperson or any other member of the Committee designated by the Committee to make the report, and shall be undertaken in accordance with the Corporate Governance Guidelines adopted by the Board. The Committee shall review and assess the adequacy of the Committee charter annually, propose any necessary changes to the Board for review and approval to the Board.

LIMITATION OF AUDIT COMMITTEE'S ROLE

       While the Committee has the oversight responsibility set forth in this Charter, it does not have the duty to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent registered public accounting firm. In addition, the Committee recognizes that the Company's management, internal audit staff and the independent registered public accounting firm, devote more time to reviewing or analyzing the Company's business and its operations and as a result, have more knowledge and detailed information concerning the Company than members of the Committee. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the quality or adequacy of the independent registered public accounting firm's work or performance.

APPENDIX 1

PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY INDEPENDENCE HOLDING COMPANY		For	With- hold
For All Except

ANNUAL MEETING OF STOCKHOLDERS

JUNE 17, 2005

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned stockholder of Independence Holding Company (the "Company") hereby appoints Teresa A. Herbert and David T. Kettig, and each or either of them, the true and lawful proxies, agents and attorneys of the undersigned, each with full power to act without the other and with full power of substitution to vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Friday, June 17, 2005 at 9:30 A.M., E.D.T., at the Hyatt Regency Greenwich, 1800 E. Putnam Avenue, Old Greenwich, Connecticut 06870 and at any adjournment or postponement thereof.

1. To elect seven directors: Nominees: Larry R. Graber, Allan C. Kirkman, Steven B. Lapin, Edward Netter,

Robert P. Ross, Jr., James G. Tatum and Roy T. K. Thung

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

			For	Against	Abstain
2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

3. To transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
ALL PROPOSALS.

The shares represented by this proxy card will be voted as directed above. If no direction is given and the proxy card is validly executed, the shares will be voted FOR all listed proposals.

Please be sure to sign and date this Proxy in the box below.	Date

The undersigned hereby ratifies and confirms all that said proxies, agents, and attorneys, or any of them or their substitutes, lawfully may do at the meeting and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment or postponement thereof.

Stockholder sign above	Co-holder (if any) sign above

+ +
Detach above card, sign, date and mail in postage paid envelope provided.
INDEPENDENCE HOLDING COMPANY 96 CUMMINGS POINT ROAD STAMFORD, CONNECTICUT 06902

Please sign the Proxy exactly as your name(s) appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PLEASE DATE, SIGN AND RETURN.
YOUR PROMPT ATTENTION WILL BE APPRECIATED.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.